UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (or date of earliest event reported): January 4, 2024
_____________________
loanDepot, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-40003	85-3948939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
6561 Irvine Center Drive
Irvine, California 92618
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (888) 337-6888
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 Par Value	LDI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

loanDepot, Inc. (the “Company”) recently identified a cybersecurity incident affecting certain of the Company’s systems. Upon detecting unauthorized activity, the Company promptly took steps to contain and respond to the incident, including launching an investigation with assistance from leading cybersecurity experts, and began the process of notifying applicable regulators and law enforcement.

Though our investigation is ongoing, at this time, the Company has determined that the unauthorized third party activity included access to certain Company systems and the encryption of data. In response, the Company shut down certain systems and continues to implement measures to secure its business operations, bring systems back online and respond to the incident.

The Company will continue to assess the impact of the incident and whether the incident may have a material impact on the Company.

Forward Looking Statements

This current Report on Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are made based on the Company’s expectations and beliefs concerning future events impacting the Company, and, therefore, involve several risks and uncertainties. You can identify these statements by the use of words such as “will,” “anticipate,” “estimate,” “expect,” “should,” “could” and “may” and similar expressions or the negative versions of these words or comparable words (however, the absence of these words or similar expressions does not mean that a statement is not forward-looking). All statements regarding the impact from the cybersecurity incident, the scope of the investigation and the Company’s plans, objectives, projections and expectations relating to the Company’s operations or financial condition, and assumptions related thereto are forward-looking statements. Forward-looking statements are not guarantees and actual results could differ materially from those expressed or implied in the forward-looking statements. Potential risks and uncertainties that could cause the actual results of the Company’s operations or financial condition to differ materially from those expressed or implied by forward-looking statements include, but are not limited to: the Company’s ongoing assessment of the impacts of the cybersecurity incident; the Company’s expectations regarding its ability to contain and remediate the cybersecurity incident; the impact of the cybersecurity incident on the Company’s relationships with customers, employees and regulators; legal, reputational and financial risks resulting from the cybersecurity incident; and that any future, or still undetected, cybersecurity related incident, whether an attack, disruption, intrusion, denial of service, theft or other breach could result in unauthorized access to, or disclosure of, data, resulting in claims, costs and reputational harm that could negatively affect our actual results of operations or financial condition; and other risks detailed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and Quarterly Reports on Form 10-Q as well as any subsequent filings with the Securities and Exchange Commission, including Forms 8-K filed or furnished with the SEC. The Company does not undertake any obligation to publicly update or revise any forward-looking statement to reflect future events or circumstances, except as required by applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

loanDepot, Inc.

By:	/s/ Frank Martell
Name: Frank Martell
Title: Chief Executive Officer

Date: January 8, 2024